Exhibit 10.3

REDACTED COPY

Certain identified confidential information has been redacted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential portions of this Exhibit are designated by [*****].

SOFTWARE DEVELOPMENT AND IMPLEMENTATION SERVICES AGREEMENT

By this private instrument, on one side,

PAGSEGURO INTERNET S.A., headquartered at Avenida Brigadeiro Faria Lima, 1384, 4th floor, in the City of São Paulo, State of São Paulo, enrolled with the National Register of Legal Entities of the Ministry of Finance - CNPJ/MF under No. 08.561.701/0001-01, herein represented pursuant to its articles of incorporation, hereinafter simply referred to as CLIENT and, on the other side

COMPASSO TECNOLOGIA LTDA., a private legal entity, enrolled with the CNPJ/MF under No. 07.654.824/0001-24, headquartered in the city of Passo Fundo – Rio Grande do Sul, at Rua Coronel Chicuta, No. 575, hereinafter simply referred to as “COMPASSO”, herein represented pursuant to its articles of incorporation.

Both parties have decided to enter into this Software Development and Implementation Services Agreement (“Agreement”) pursuant to the following clauses and conditions:

SECTION ONE – PURPOSE

1.1.    This agreement establishes the general conditions for the provision of software development and/or implementation services by COMPASSO to the CLIENT (“Services”), which are set and described in the Service Agreement, which conditions are an integral part of this Agreement (Exhibits I).

1.1.1.    The services herein contracted shall be provided according to the type and specific conditions required to perform the Services, described in the Service Agreement, which include, without limitation: (i) detailed description of the Services; (ii) site to perform the activities; (iii) price, term and method of payment; (iv) time period for execution of Services; (v) equipment, installations and/or human resources to be provided by the CLIENT; (vi) policy and/or rules to be complied with for the refund of expenses incurred by COMPASSO. At any time and without prejudice to the type of contracting in force, the parties may contract the provision of other types of Services, through the execution of a new Service Agreement, which shall comprise all details about the specific conditions of the type of Services contracted therein and shall become an integral part of this Agreement, for all legal purposes and effect.

1.1.2.    This Agreement does not cover the provision of data hosting services and/or IT environment services, which, if contracted by the parties, shall be the purpose of a different contractual instrument, with its conditions not being affected nor harmed by this Agreement.

1.2.3.    Likewise, this Agreement shall not cover the provision of software or its licensing by COMPASSO to the CLIENT. The Service Agreement comprises all descriptions of the software which licenses the CLIENT must acquire in case they are needed for the performance of the Services, and we hereby clarify that, in such event, the performance of the Services shall be conditioned to the acquisition and maintenance of all relevant licenses by the CLIENT.

1.1.3.    In the event of discrepancy or if any question may arise from this Agreement and any of its Exhibits, or any other documents, the terms of this Agreement shall prevail.

1.2.    Depending on the type of Services contracted and their technical scope, this Agreement may also cover the provision of advisory services by COMPASSO to the CLIENT, pursuant to the specifications included in the Service Agreement, also subject to the other provisions herein.

SECTION TWO –PRICES AND ADJUSTMENT

2.1    The prices for provision of Services are mentioned in the Service Agreement, including all taxes. In the event any new tax is created or an existing tax is changed, COMPASSO shall review the amounts comprised in the invoice in order to match such changes.

2.2.    The parties hereby elect IPCA as the monetary adjustment index, applicable to the prices included in the Service Agreement, taking into account the IPCA variation during the twelve (12) months before the beginning of the service provision. If the index is not available, or if permitted by law or by court order, the official index replacing IPCA shall be applied, or if it does not exist, another index with a monthly variation, calculated on a pro-rata basis, which best reflects the inflationary effects of the national currency.

2.2.1.    If the applicable index has its publication delayed or if it is not published, COMPASSO shall issue the invoices using the last published index. Promptly after the subsequent publication of such index, COMPASSO shall issue invoices for the payment and/or refund of the difference between the amount previously charged and the amounts actually due.

2.3.    In the event of occurrence of acts or facts that may harm the financial and economic balance of this contracting, both parties shall use their best efforts to solve and remedy the situation, in a way to prevent any economic, financial or any other type of loss.

SECTION THREE – PAYMENT METHOD

3.1.    The service provision shall be billed [*****], as described in the Service Agreement.

3.2.    The delay for payments due shall subject the CLIENT to [*****].

3.2.1.    The services provision may be interrupted if the default by the CLIENT [*****], and in such case, the provision shall not be resumed until all amounts due are fully paid, without prejudice to COMPASSO’s right to promptly terminate this Agreement.

[*****]  Confidential information redacted

SECTION FOUR – OBLIGATIONS OF THE CLIENT

4.1    Without prejudice to any other obligation provided herein, the CLIENT undertakes:

4.1.1    To provide, in writing, all information, including banking and tax information, and technical data that may be requested by COMPASSO, which are needed to perform the Services, including, but not limited to specific and detailed information on the size and settings needed for the services provided to fulfill its activities’ and business’ needs, as well as other information that may be deemed relevant and/or useful for the Service provision, notifying COMPASSO about any necessary changes.

4.1.2    To review the services and/or products delivered by COMPASSO, within five (5) business days, period when the CLIENT must execute the relevant Services Acceptance Term or notify in writing COMPASSO about the non-acceptance, explaining the reason for refusal and indicating which actions need to be taken to make the services and/or the products acceptable. In the event there is no express acceptance nor refusal within the period established above, the services and/or the products shall be deemed accepted.

4.1.3.    To appoint someone among the CLIENT’s employees as the professional in charge for all technical matters involved in the performance of the Services, which includes participation, upon request by COMPASSO, in an initial meeting to be scheduled between the parties as from the execution hereof (“Kick-Off Meeting”), where the schedule of Services shall be established.

4.1.4.    To provide COMPASSO with the equipment, software, facilities and/or human resources provided in the Service Agreement.

4.1.5.    To provide proper location for the development of COMPASSO’s activities at the CLIENT’s site, if necessary.

4.1.6.    To refrain from giving orders and instructions directly to any employees performing their activities within the CLIENT’s establishment, restricting the communication of requests to the responsible employees appointed by COMPASSO.

4.1.7.    To provide COMPASSO with access to the CLIENT’s systems and relevant facilities, equipment, software and database, in case access is needed for the provision of Services, and allowing, as applicable, the installation of equipment and systems of COMPASSO in its facilities.

4.1.8.    To keep all of its systems, equipment, software, database and connections working, also with the maintenance and support of their relevant licenses and security assets, in the same condition as informed by COMPASSO, in a way to foster the provision of Services, notifying COMPASSO, forty-eight (48) hours in advance, of all and any changes that may impact the provision of Services, under the penalty of holding COMPASSO harmless from any liability over the services contracted herein.

4.1.9.    To use and keep in operation all software that may be provided by COMPASSO exclusively in the CLIENT’s own establishment, and to not sell, assign, bind, pledge, lease or offer as guarantee, change, enhance, insert modifications, developments, components, connections or in any way dispose of any software licensed by COMPASSO, which shall remain as COMPASSO’s property until the end of the contracting period.

4.1.10.    To be liable for the legal compliance of the CLIENT’s IT infrastructure, holding COMPASSO harmless from any liability regarding data, files, software, systems and contents that have not been provided by COMPASSO, as well as any liability for the activities performed by the CLIENT and/or third parties, and also for any failure in the Services arising from the lack of legal compliance by the CLIENT’s IT infrastructure.

4.1.11.    To suit itself to the technical and security criteria appointed by COMPASSO, adopting all procedures recommended by COMPASSO for the completion of the Services and using the Services according to the directions given by COMPASSO, cooperating with COMPASSO in all matters and issues related to the provision of the Services.

4.1.12.    To carry out payments due for the service provision, pursuant to the terms and conditions herein and in the Service Agreement.

4.1.13.    To bear all expenses arising from commuting, accommodations and meals of COMPASSO’s technicians to the CLIENT’s facilities, throughout the effectiveness hereof, provided that previously agreed between the parties.

4.1.14.    The CLIENT is liable for proper license use within its environment throughout the effectiveness of the Agreement, and it shall be aware of and comply with the rules to use such licenses. Any penalty or fine that may be applied by the licensing company to COMPASSO shall be passed on to the CLIENT.

4.1.14.1    If the licensing company notifies COMPASSO about carrying out an audit to verify the use of licenses, the CLIENT shall be responsible for taking all necessary measures to comply with the request, and any penalty or fine that may be applied by the licensing company to COMPASSO shall be passed on to the CLIENT.

4.2.    The CLIENT shall refrain from hiring any of COMPASSO’s employees for a period of twelve (12) months after the completion of the contracted services, subject to a fine in the amount of thirteen (13) salaries, considering the calculation basis to be the last effective salary of the employee who was hired by the CLIENT in breach of this section, except if previously agreed between the parties.

SECTION FIVE – OBLIGATIONS OF COMPASSO

5.1.    Without prejudice to any other obligation provided herein, COMPASSO undertakes:

5.1.1    To provide the Services as contracted and described in Section One hereof, within the best technical standards and the terms established in the Service Agreement.

5.1.2    To provide the CLIENT with all information related to the Service provision and relevant deliverables, upon formal reports of all activities performed, if so provided by the Service Agreement.

5.1.3.    To bear all expenses arising from labor and social security charges of its employees throughout the effectiveness of this Agreement and the relevant Service Agreement.

5.1.4.    To comply with internal laws of the CLIENT’s work environment and to perform the Services in a way to not interfere with the CLIENT’s regular business activities, except if agreed otherwise by the Parties.

5.1.4    After the Services are performed, to complete all Software tests together with the technical personnel appointed by the CLIENT, with the purpose of issuing the relevant Services Acceptance Term.

SECTION SIX –LEGAL COMPLIANCE OF IT ENVIRONMENT

6.1.    The CLIENT is and shall be solely and exclusively liable for the legal compliance of its IT environment where the Services are performed, and COMPASSO is not required to inspect and/or is not liable for any data, files, software, systems and contents in the CLIENT’s IT environment and which have not been provided by COMPASSO, as well as for any activities carried out by the CLIENT and/or third parties using such IT environment.

6.2.    Regardless of the type of Services contracted, the CLIENT agrees to comply with all local, domestic and international laws and regulations that govern the use of the IT environment where the Services are performed, refraining from: (i) performing any activities that may be considered unlawful, not using the Services to any unlawful purposes; (ii) keeping data, files, software, systems and content that the CLIENT may not have the right of use over and/or that may be considered unlawful, for any reason; (iii) using the IT environment where the Services are performed or allowing the use of the environment with the purpose to obtain unauthorized access to equipment, systems, networks and/or third-party data (hacking), as well as for the distribution of messages to entities that do not expressly request such messages (also known in the industry as spamming); (iv) using the IT environment and/or the Services with any other purpose that contradicts the information security good practices in effect in the market or that may cause losses or failures to third parties or to COMPASSO, whether intentionally or not; (v) performing any action or use through the IT environment contradicting the Acceptable Use Policy (PUA) adopted by COMPASSO, which is available at: https://www.uoldiveo.com.br/politica-de-uso.html.

6.3.    At any time, in case it verifies non-compliance by the CLIENT regarding the provisions of this Section, COMPASSO may communicate the fact to the CLIENT and suspend the Service provision, until the CLIENT cures such non-compliance and restores to COMPASSO the legal compliance of the IT environment where the Services are provided, also subject to the provisions in clause 7.2 below.

SECTION SEVEN – EFFECTIVENESS AND TERMINATION

7.1.    This Agreement shall become effective on July 1st, 2019 and remain in force for the period of five (5) years. It may be renewed for by means of written and executed amendment thereto.

7.2.    This Agreement may be immediately terminated by any of the parties, with cause, in the following events:

(a)    if the other party breaches any clauses or conditions established herein and does not remedy such default within thirty (30) days after the date such party receives written notice from the aggrieved party;

(b)    if the other party files for bankruptcy or judicial or extrajudicial reorganization; or

(c)    by force majeure or Act of God, pursuant to the Civil Code.

7.2.1.    Regardless of the time left to remedy the default, provided in item a of section 7.2, in the event of breach of section 3.2.1 hereof or in the event of breach of any provision of law or rule by any regulatory agency or governmental authority, termination may occur immediately.

7.3.    If the CLIENT wishes to terminate this Agreement or a Service Agreement without cause, the CLIENT must notify so in writing, sixty (60) days in advance, and it CLIENT shall bear all compensation related to Services already provided by COMPASSO.

SECTION EIGHT - ASSIGNMENT

8.1.    The Parties may partially or fully assign and transfer this Agreement, upon prior written communication to the other Party. In the event of corporate reorganization by any of the Parties, within the modalities provided by the applicable corporate law, the successor must subrogate all rights and obligations undertaken herein.

SECTION NINE – CONFIDENTIALITY

9.1.    By virtue of this Agreement, the parties may have access or receive from one another confidential information and data (“Confidential Information”) which, in general, are not public knowledge, including, among others, technical, commercial, financial, legal or miscellaneous data or information, including, without limitation, trade secrets, know-how, and information related to technology, clients, business plans, promotional and/or trade, economic and financial activities and other business, and such information and data may be included in several materials, such as drawings, models, data, specifications, reports, compilations, computer programs, formulas, patents, financial and economic spreadsheets, information from current or potential clients and suppliers, agreements, existing or future products and any other materials that have been obtained or acknowledged before or after the effectiveness hereof, also including any and every information provided orally.

9.2.    The parties agree that all Confidential Information from one party provided or made available to the other party (“Receiving Party”) shall continue to be the sole and exclusive property of the disclosing or relevant party (“Disclosing Party”).

9.3.    None of the parties may disclose the Confidential Information to any person without the prior written consent from the Disclosing Party, except to the Receiving Party’s employees, contractors or suppliers and/or affiliates who provenly need to know any such information for the accurate performance of this Agreement, and anyone receiving Confidential Information must agree with the confidentiality terms established herein.

9.4.    The parties shall not use, nor allow anyone else to use, any Confidential Information for any other purpose other than the one for which it was disclosed, with the parties also undertaking to execute with their employees and workers involved in the operation and performance of the Services a confidentiality agreement that assures compliance herewith.

9.5.    The obligations of this section shall survive for a period of two (2) years after the end or termination of this Agreement.

9.6.    The provisions provided in this Section are not applicable to any Confidential Information that: (i) is already known by the Receiving Party on the date the information was disclosed by the Disclosing Party; (ii) is under public domain without any breach by the Receiving Party of the obligations undertaken herein; (iii) is disclosed to the Receiving Party without any restrictions by a third party with legal consent to perform such disclosure; (iv) is independently developed by the Receiving Party; (v) has been disclosed due to a law requirement or court order.

9.7    COMPASSO may use the CLIENT’s name and trademark in merchandise material, provided that previously approved by the CLIENT.

9.8.    The CLIENT and COMPASSO agree that none of the Parties may make any public or private representation, comment or communication, under any form, whether oral, written or by electronic means, with depreciative or harmful nature regarding the good name and reputation of the other party and/or its products and/or services, as well as its respective employees, officers and/or directors, particularly in case any attack or other event occurs.

SECTION TEN - LIABILITY

10.1.    The Services shall be provided by COMPASSO pursuant to the best techniques and the items and conditions contracted, pursuant to the Service Agreement. The CLIENT hereby acknowledges and represents to be aware that the Services shall be provided by COMPASSO with the purpose of supplying the necessary means for the implementation and/or development of software pursuant to the requirements informed by the CLIENT, and COMPASSO shall be only responsible for ensuring the operation of such software in fulfillment of all requirements by the CLIENT. For such reason, THE PARTIES ACKNOWLEDGE AND AGREE THAT COMPASSO DOES NOT UNDERTAKE HEREIN ANY OBLIGATION THAT MAY BE CONSIDERED AN OBLIGATION WITH THE RESULTS OF SAID SOFTWARE AND, THUS, COMPASSO SHALL NOT ENSURE AND SHALL NOT BE HELD LIABLE FOR ANY RESULTS THAT THE CLIENT AIMS TO ACHIEVE BY USING SAID SOFTWARE AND/OR ANY OF ITS FEATURES, AS WELL AS FOR ANY OPERATIONS CARRIED OUT AND/OR REVENUES RESULTED FROM THE USE OF THAT SOFTWARE.

10.2.    The Parties’ liability shall be limited to the event of proven wrongful default with the obligations undertaken herein and/or in any of the Exhibits.

10.3.    The parties may not be held liable for non-compliance with its obligations hereunder in the event of force majeure or acts of God that may temporarily or permanently hinder compliance with any such obligations, pursuant to article 393 of the Brazilian Civil Code. The party who intends to take advantage of the exemption provided in this Section must promptly notify the other party, by writing, of the occurrence of the act of God or force majeure, also informing the estimated duration of such event.

10.4.    In the event that COMPASSO does not comply with any of the specific conditions of the Service Agreement, by its exclusive and proven fault, the CLIENT shall be entitled to a ratable discount in the total amount set forth in the respective Service Agreement, as reimbursement, which may also occur by any other means agreed between the parties.

10.5.    None of the parties shall bear the costs of indemnification related to losses and damages, loss of profits and/or direct damages incurred by virtue of this Agreement, in an amount over the sum of the twelve (12) monthly fees before the triggering fact.

10.6.    The parties represent and warrant that they acknowledge, agree and shall comply with all laws, rules and regulations applicable to the Services and the activities to be performed by them hereunder, including, without limitation, those enacted by the competent regulatory bodies.

10.7.    COMPASSO shall solely bear all labor, social security, tax and occupational insurance obligations that may arise from the employment bond between COMPASSO and its employees, agents or any other professionals assigned to work on the Services and other contracted items.

10.8.    For all legal purposes, in spite of any services that may require the presence of COMPASSO’s technicians at the CLIENT’s facilities, such services always correspond to professional computer technical services, with no type of hierarchical or occupational bond with the CLIENT, at all times, and may not be characterized as employee leasing services, pursuant to RFB Normative Instruction No. 971/2009, articles 117 and 118, but as professional computer technical services, therefore, no discount nor withholding by the source paying for the contracted service is applicable.

SECTION ELEVEN – DATA AND INFORMATION PROTECTION

11.1    The information provided by the CLIENT for the performance of this Agreement – which may include, without limitation, customer or third-party information – may only be stored by COMPASSO in encrypted form, pursuant to applicable legislation. Data made available to COMPASSO is solely and exclusively aimed at the provision of services subject matter of this Agreement, and under no circumstance COMPASSO may change such purpose without express and written instruction from the CLIENT, subject to liability for damages and indemnification.

11.1.1    COMPASSO shall promptly notify by writing the CLIENT in the event of any (i) violation to the information security procedures; (ii) unauthorized access or change, disclosure or use of data provided by the CLIENT. Such notice shall include measures taken or set forth by COMPASSO to remedy the situation. If a security breach is verified, COMPASSO must immediately track and/or retrace the steps up to the breach and remedy it.

11.2    COMPASSO acknowledges that the unauthorized disclosure of data provided by the CLIENT may result in irreparable damages and that, in the event of violation or threat of violation of any such obligations, COMPASSO shall be liable for the damages and indemnification of any type – caused to the CLIENT and/or third parties – arising from the use of such data without compliance with the terms provided herein.

11.3    COMPASSO represents to acknowledge and agree with the CLIENT’s Privacy Policy, which is available at: https://sobrePAGSEGURO.noticias.PAGSEGURO.com.br/normas-de-seguranca-e-privacidade.html.

SECTION TWELVE – FIGHT AND PREVENTION AGAINST CORRUPTION AND MONEY LAUNDERING

12.1.    COMPASSO represents, on its behalf and on behalf of its Representatives, as defined below, that it acts in compliance with all laws, regulations, guidelines, policies and any other provisions related to fighting and preventing corruption and money laundering, including, but not limited to: (i) applicable Brazilian law, (ii) Foreign Corrupt Practices Act (FCPA), (iii) international conventions and pacts to which Brazil is a party, and (iv) the CLIENT’s guidelines and policies.

12.1.1.    Representatives. For the purposes of this Section, “Representatives” are all persons who are a part of its economic groups, partners, managers, officers, directors, business partners, attorneys-in-fact, advisors, consultants, employees, agents, contractors or any other third parties directly or indirectly related to COMPASSO, as well as any individual or legal entity, including those that directly or indirectly exercise control over such legal entity, as well as its parent companies, subsidiaries, affiliates and companies under common control, pursuant to Law No. 6.404/1976.

12.1.2.    COMPASSO represents to acknowledge all of the CLIENT’s policies associated to fighting and preventing corruption and money laundering and that it has not performed nor will perform any acts or practices that directly or indirectly involve the offer, promise, bribery, extortion, authorization, solicitation, acceptance, payment, delivery or any other act related to undue pecuniary advantage or any other unlawful advantage violating the laws provided above or any other applicable law.

12.1.3.    COMPASSO undertakes to inform about and to perform trainings with all of its Representatives on the provisions of this Section and regarding anti-corruption and anti-money laundering practices, and also to implement, if it has not implemented before, policies, guidelines and rules conforming to the practices established herein.

12.1.4.    COMPASSO undertakes to notify the CLIENT if any of its Representatives have already exercised or currently exercise any role as Public Authority, as defined below, as well as to disclose all family relationships or close personal relationships of its Representatives with any Public Authority.

12.1.5.    Public Authority. For the purposes hereof, “Public Authority” means, without limitation, any person, agent, employee or contractor exercising activities in departments, institutions, associations, entities or bodies of the direct or indirect public administration, as well as any employee, family member, relative or personal close relationships.

12.1.6.    Non-compliance with the provisions herein established by COMPASSO or by its Representatives shall be considered a critical breach and may result in the contractual termination by the CLIENT, which may, at its sole discretion, promptly suspend compliance with its obligations hereunder. The violation of this Section, by COMPASSO or its Representatives, also results in the obligation of indemnifying the CLIENT for any losses and damages.

12.1.7.    COMPASSO agrees that the CLIENT may, at its sole discretion, audit COMPASSO regarding any information and/or document, with the purpose of monitoring compliance with the provisions established in this Section. Such audit may be carried out by the CLIENT or by a third party assigned and paid by the CLIENT, and COMPASSO must, at all times, ensure wide and full access to all associated documents.

12.1.8.    COMPASSO undertakes to promptly notify the CLIENT in the event of any breach, or suspicion of breach, or any irregular situation that may arise against the CLIENT’s internal conducts and policies, as well as the Brazilian legislation with regard to fighting and preventing money laundering and corruption, and international conventions and agreements which govern the matter.

SECTION THIRTEEN – ANTI-CORRUPTION

13.1    The Parties and their officers, directors, employees, and/or representatives and attorneys-in-fact undertake to comply with the Brazilian laws and faithfully undertake to not exercise any act, which may be directly or indirectly framed as corruption or harmful act against the national or foreign public administration, pursuant to article 5 of Brazilian Federal Law No. 12,846/2013, such as offering undue payments and/or promises, rewards, prizes or any other direct or indirect advantage to public agents, employees of the State under any branch, political parties and their employees, as well as agents or employees of foreign public administration. The violation of any Anti-corruption Law by the Party shall be considered a critical breach and entitles the other Party to immediate contractual termination.

13.2    The Party shall not be liable for any actions and/or omissions of any type, losses and damages, loss of profits resulted from or related to the violation of any anti-corruption laws by the breaching Party, including its officers, directors, employees and/or representatives.

13.3    The breaching party shall indemnify and hold the other Party and/or its officers, directors, employees and/or representatives harmless from any loss, claim, fine, costs or any expense incurred by the Party arising from any breach provided in this Section or any Anti-corruption Laws.

13.4    Without prejudice to the applicable legal measures, both Parties acknowledge and agree that they shall provide all relevant data and information when requested by the competent authorities, in the event any procedure is instated with the purpose of assessing violations of anti-corruption laws applicable to this Agreement.

SECTION FOURTEEN – BACEN

14.1    It is hereby agreed between the Parties that PAGSEGURO may amend or terminate the Agreement, without any lien, fine or penalty, upon simple notice to COMPASSO, with the purpose of adjusting this instrument to industry rules, mainly, but not limited to, the rules established by the Brazilian Central Bank - BACEN.

SECTION FIFTEEN – GENERAL PROVISIONS

15.1.    The parties hereby acknowledge that the voidness or invalidity of any of the contractual clauses shall not change the effectiveness of the other clauses and the agreement.

15.2.    The forbearance, by any of the parties, to any non-compliance with the conditions herein established shall represent simple liberality, and it shall not constitute contractual novation or waiver of any rights and it may be exercised by the aggrieved party at any time.

15.3.    This Agreement may not be changed, except by written amendment executed by both parties.

15.4.    Under no circumstance will this contract give the right to a party to represent the other one before any third party.

15.5.    All notices required hereunder shall be (a) delivered in hands or (b) sent by registered mail to the addresses the parties specified in the Service Agreement, or to any other address specified by one party to the other in writing.

15.6.    The CLIENT must refrain from using, for any means or purpose, the name, the trademarks and/or any other intellectual property of COMPASSO, except if the latter prior and expressly authorizes such use in writing, case where such use must be restricted to the terms of COMPASSO’s authorization.

15.7.    This instrument, jointly with the Service Agreement and other Exhibits, contains the entire agreement between the Parties in connection with its subject matter and replaces any previous or contemporary agreements, whether oral or written, with any individual willful representations made by the parties other than agreed herein and in such documents being legally void.

15.8.    The CLIENT represents that the attorneys-in-fact and/or legal representatives executing this Agreement are duly empowered pursuant to the respective Bylaws /Articles of Association to undertake all obligations herein provided.

15.9.    This Agreement shall be governed by the Brazilian law.

SECTION SIXTEEN - VENUE

16.1.    The parties hereby elect the courts of the judicial district of São Paulo/SP, to settle any disputes arising out hereof.

IN WITNESS WHEREOF, the Parties have executed this Agreement in two (2) counterparts in the same form and content, together with two undersigned witnesses.

São Paulo, July 15, 2019.

PAGSEGURO INTERNET S.A.

/s/ Wagner Chagas Feder
Name: Wagner Chagas Feder
CPF: 289.059.258-80

/s/ Renato Bertozzo Duarte
Name: Renato Bertozzo Duarte
CPF: 212.549.598-82

COMPASSO TECNOLOGIA LTDA.

/s/ Marcelo Moojen Epperlein
Name: Marcelo Moojen Epperlein
CFO – UOL DIVEO
CPF: 083.234.718-35

/s/ Cleyton de Almeida Ferreira
Name: Cleyton de Almeida Ferreira
CTO – UOL DIVEO
RG M 6070638

WITNESSES:

/s/ Fabiana A. Algaves
Fabiana A. Algaves
Contract Manager – UOL
RG: 41.880.120-4
CPF: 369.450.098-74

Principal: PAGSEGURO INTERNET S.A.	CNPJ: 08.561.701/0001-01

Contractor: COMPASSO TECNOLOGIA LTDA	CNPJ: 07.654.824/0001-24

Project Name: PagSeguro – Squad 1 – Financial Conciliation System

Contract #: 2735	Service Agreement #: 01

This Service Agreement is governed by the above referred Service Contract, entered into between PAGSEGURO INTERNET S.A and COMPASSO TECNOLOGIA LTDA on July 15, 2019.

Scope:

This Service Agreement provides for the allocation of a squad of professionals with software development profiles, acting in agile dynamics, according to the work model used by PagSeguro.

The detailed scope of the services, as well as the out-of-scope items, are described in the document TECHNICAL/COMMERCIAL PROPOSAL PagSeguro – Squad 1 – Financial Conciliation System PS-20190725-10_v2 which, duly initialed by the parties, is made an inseparable Attachment to this Services Agreement.

Compensation:

a)	[*****].

•	[*****].

b)	[*****] according to the ratecard below.

Baseline							Additional Hour Value
Professional Profile	# Professionals	Base	Hours/Month	Value/hour	Monthly Investment (Baseline)		Not triggered warning		Extra hour		Night Hour 10 pm to 6 am		Extra Night Hour
Senior Data Engineer	1	DC	[*****]	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Senior DevOps Analyst	1	DC	[*****]	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Senior Dev Beckend	1	DC	[*****]	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Full Dev Beckend	2	DC	[*****]	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Senior Automation Tester	1	DC	[*****]	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
	6		[*****]		[*****	]

% of Hour Value	Additional Hour Value
Not triggered warning	Overtime	Night Hour 10:00 p.m. to 6:00 a.m.	Night Overtime
[*****]	[*****]	[*****]	[*****]

[*****]  Confidential information redacted

1

Premises and Requirements:

All assumptions and requirements are detailed in the document TECHNICAL/COMMERCIAL PROPOSAL PagSeguro - Squad 1 - Financial Conciliation System PS-20190725-10_v2 already mentioned.

Place of Service:

The activities will be carried out from Compasso’s Delivery Center in Rio Grande do Sul and, in specific situations and according to the need, also in person at the Client’s headquarters..

Service Delivery Time:

Activities that are not specified as 24x7 will be performed during business hours. Business hours are considered to be from 7:00 am to 7:00 pm GMT -3 (Time Zone Brasília).

Travel Expenses:

There are not included in the price, and must be reimbursed to Compasso upon presentation of an expense report, enclosed with Debit Note and payment instructions, provided that previously informed and authorized by PagSeguro, under the terms and limitations of its current policies. Travel expenses are understood as: travel, meals, insurance and lodging, as follows:

Travel Expense Policy

Daily Meals – Southeast Region**	R$ 70.00	non-cummulative
Hotel – 3-Star Executive Category
Air Transport – Cheapest ticket for the designated time
Insurance – In case of International travel
Ground transportation
Corporate taxi /Uber rate against receipt
Intercity bus when applicable
Travels/Travel during business hours

**

If there is an update to the daily meal allowance in the Travel Policy, it will be communicated to the Customer by email and will be formally provided for through an amendment to this Service Agreement

Payment Terms:

•	[*****] will be issued until [*****];

•	All invoices (NFs) will be due within [*****] from the issuance date;

[*****]  Confidential information redacted

2

Remarks:

•	Taxes are already included in the amounts invoiced, namely: ISSQN (2%), PIS (0.65%), and COFINS (3%), for billing in Brazil;

•	Service invoices must be issued by the Contractor not later than the 12th of each month and will be paid in 30 ddl mode.

•	Compasso will issue the Invoices as from the unit that performs the services and may use its branches for such purpose.

•

In the event of activities outside the contracted scope and not provided for in the additional item described herein, these must be previously approved between the Client and Compasso, and will be subject to a specific Service Agreement;

•	All operations related to this contract will be billed in national currency (BRL).

•	Unless as previously notified as provided in the contract, the services described herein shall be automatically renewed under the same conditions.

•	As provided in the contract, at each 12-month period the amounts provided for herein will be monetarily adjusted to the IPCA.

Other conditions:

The other terms and conditions set forth in the above-mentioned Service Contract apply to the Services.

These are an integral part of this Service Agreement:

Attachment I – TECHNICAL/COMMERCIAL PROPOSAL PagSeguro – Squad 1 – Financial Conciliation System PS-20190725-10_v1

Attachment II – Principal’s Information Security and Data Protection

In the event of any discrepancy between the terms and conditions of this agreement and the aforementioned proposals, the provisions of this Service Agreement shall prevail.

3

Beginning of the Activities: As from the execution of the Service Agreement

Term: 12 months

Project Type: Dedicated SQUAD

In witness whereof, the Parties execute this SA (Service Agreement) in two (2) counterparts of the same content and form, in the presence of the undersigned witnesses.

São Paulo, August 13, 2019.

Parties:

PAGSEGURO INTERNET S.A.

By:	By:
Title:	Title:

COMPASSO TECNOLOGIA

By:	By:
Title:	Title:

Witnesses:

1.	2.
Name:	Name:
CPF No.:	CPF No.:

4

ATTACHMENT 1

TECHNICAL/COMMERCIAL PROPOSAL PagSeguro – Squad 1 – Financial Conciliation System PS-20190725-10_v2

5

TECHNICAL |COMERCIAL PROPOSAL

PagSeguro – Squad 1 – Financial Conciliation System

August 07, 2019

Proposal Number: PS-20190725-10.v2

Initial Considerations · The information contained in this document about products, services, images, graphic layouts and intellectual design is owned by COMPASSO or its respective suppliers, its duplication being permitted only for internal use of PagSeguro, and may not be used as a source of information to third parties, as well as all information provided to COMPASSO shall not be disclosed nor used in other projects, save as authorized in writing by both parties; · The content of this document includes ideas and material owned by COMPASSO and should be used solely for the assessment of this proposal; · This material may not be accessed by persons not directly related to the client and to the assessment of the proposal in question; · The same terms also apply to information obtained at meetings and in documents received with respect to the client and used by COMPASSO to prepare this proposal; · No part of this document may be reproduced in other documents and/or presentations without the express written authorization by COMPASSO. Initial Considerations · The information contained in this document about products, services, images, graphic layouts and intellectual design is owned by COMPASSO or its respective suppliers, its duplication being permitted only for internal use of PagSeguro, and may not be used as a source of information to third parties, as well as all information provided to COMPASSO shall not be disclosed nor used in other projects, save as authorized in writing by both parties; · The content of this document includes ideas and material owned by COMPASSO and should be used solely for the assessment of this proposal; · This material may not be accessed by persons not directly related to the client and to the assessment of the proposal in question; · The same terms also apply to information obtained at meetings and in documents received with respect to the client and used by COMPASSO to prepare this proposal; · No part of this document may be reproduced in other documents and/or presentations without the express written authorization by COMPASSO.

TECHNICAL PROPOSAL TECHNICAL PROPOSAL

Scope · The scope of this proposal provides for the allocation of a squad of professionals with software development profiles, acting in agile dynamics, according to the work model used by PagSeguro. · This squad of professionals will be working in the development of the Financial Conciliation System. · The professionals who make up the squad will be acting on a full-time dedication basis. · Team allocation is during business hours, Monday to Friday, from 7 am to 7 pm (except holidays); · The team allocated to this squad will be physically acting from the Delivery Center of Passo Fundo/RS; · This team operates based on a weekly workload of 44 hours. Scope · The scope of this proposal provides for the allocation of a squad of professionals with software development profiles, acting in agile dynamics, according to the work model used by PagSeguro. · This squad of professionals will be working in the development of the Financial Conciliation System. · The professionals who make up the squad will be acting on a full-time dedication basis. · Team allocation is during business hours, Monday to Friday, from 7 am to 7 pm (except holidays); · The team allocated to this squad will be physically acting from the Delivery Center of Passo Fundo/RS; · This team operates based on a weekly workload of 44 hours.

COMMERCIAL PROPOSAL COMMERCIAL PROPOSAL

Investment

We present below the commercial proposal based on the profiles mapped for composition of Squad 1 - Financial Conciliation System.

Professional Profile	# Profissional	Gross monthly value per profile
Senior Data Engineer	1		[*****]
Senior DevOps Analyst	1		[*****]
Senior Backend Dev	1		[*****]
Full Backend Dev	2		[*****]
Senior Automation Tester			[*****]
Monthly Gross Value	6		[*****]

CONSIDERATIONS:

•	Amounts are stated in Reais;

•	The stated amounts include the relevant taxes levied, namely: ISSQN (2%), PIS (0.65%), Cofins (3%);

•	The above figures consider the allocation of this squad for a period of 12 months.

[*****] Confidential information redacted

Investment

Baseline							Additional Hour Value
Professional Profile	# Professionals	Base	Hours/Month	Value/hour	Monthly Investment (Baseline)		Not triggered warning		Extra hour		Night Hour 10 pm to 6 am		Extra Night Hour
Senior Data Engineer	1	DC	[*****]	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Senior DevOps Analyst	1	DC	[*****]	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Senior Dev Beckend	1	DC	[*****]	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Full Beckend Dev	2	DC	[*****]	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Senior Automation Tester	1	DC	[*****]	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
	6		[*****]		[*****	]

% of Hour Value	Additional Hour Value
Not triggered warning	Overtime	Night Hour 10:00 p.m. to 6:00 a.m.	Night Overtime
[*****]	[*****]	[*****]	[*****]

•	Calculation in the month following the performance of the service

•	Charging upon submission of report and approval by Principal

[*****] Confidential information redacted

Travel Policy

Travel Expense Policy

Daily Meals – Southeast Region**	[*****]
Hotel – 3-Star Executive Category	[*****]
Air Transport – Cheapest ticket for the designated time
Insurance – In case of International travel
Ground transportation
Corporate taxi / Uber rate against receipt Intercity bus when applicable
Travels/Travel during business hours

**

If there is an update to the daily meal allowance in the Travel Policy, it will be communicated to the Customer by email and will be formally provided for through an amendment to this Service Agreement

•	Calculation in the month after the trip

•	Charging upon submission of report and approval by Principal

[*****] Confidential information redacted

Commercial Conditions

•	Billing related to the monthly baseline presented here will be made from the CNPJ of Compasso Tecnologla Ltda;

•	Billing will be made [*****];

•	[*****]

•	Payment period will be [*****] from the date of issue of the invoice (NFS);

•	Values for full-time allocation of professionals listed in this proposal, working in business hours. Additional hours are subject to the additional amounts provided for in the CLT;

•	The values presented in this proposal are valid for a period of 12 months, and will be adjusted annually based on the accumulated IPCA for the period;

•

Logistics expenses for Compasso professionals working at PagSeguro headquarters will be borne by the customer and will be invoiced through a Debit Note issued by Compasso Tecnologla LTDA, in accordance with Compasso’s Expense policies;

•	The agreement terms will be become formal as from the execution of a service agreement bound to the master agreement existing between the parties;

•	This proposal is valid for 30 days from its date of issue.

[*****] Confidential information redacted

Principal: PAGSEGURO INTERNET S.A.	CNPJ: 08.561.701/0001-01

Contractor: COMPASSO TECNOLOGIA LTDA	CNPJ: 07.654.824/0001-24

Project Name: PagSeguro – Squad 1 – Financial Conciliation System

Contract #: 2735/19	Service Agreement #: 02

This Service Agreement is governed by the Service Contract, entered into between PAGSEGURO INTERNET S.A and COMPASSO TECNOLOGIA LTDA on July 15, 2019.

Scope:

This Service Agreement provides for the allocation of a squad of professionals with software development profiles, acting in agile dynamics, according to the work model used by PagSeguro. This squad of professionals shall be acting in the development of the API System, within the PagSeguro data environment.

The detailed scope of the services, as well as the out-of-scope items, are described in the document TECHNICAL/COMMERCIAL PROPOSAL PagSeguro – Squad 2 – Development API PS-20190725-11.v2 which, duly initialed by the parties, is made an inseparable Attachment to this Service Agreement.

Compensation:

a)	[*****].

•	[*****].

b)	[*****], according to the ratecard below:

Baseline							Additional Hour Value
Professional Profile	# Professionals	Base	Hours/Month	Value/hour	Monthly Investment (Baseline)		Not triggered warning		Extra hour		Night Hour 10 pm to 6 am		Extra Night Hour
Scrum Master/AM	1	DC	[*****]	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Senior Dev Beckend	2	DC	[*****]	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Full Dev Beckend	1	DC	[*****]	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Senior Automation Tester	1	DC	[*****]	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
	5		[*****]		[*****	]

% of Hour Value	Additional Hour Value
Not triggered warning	Overtime	Not triggered warning	Overtime
[*****]	[*****]	[*****]	[*****]

[*****]  Confidential information redacted

1

Premises and Requirements:

All assumptions and requirements are detailed in the document TECHNICAL/COMMERCIAL PROPOSAL PagSeguro - Squad 2 - Development APIPS-20190725-11_v2 already mentioned.

Place of Service:

The activities will be carried out from Compasso’s Delivery Center in Rio Grande do Sul and, in specific situations and according to the need, also in person at the Client’s headquarters.

Service Delivery Time:

Activities that are not specified as 24x7 will be performed during business hours. Business hours are considered to be from 7:00 am to 7:00 pm GMT -3 (Time Zone Brasília).

Travel Expenses:

There are not included in the price, and must be reimbursed to Compasso upon presentation of an expense report, enclosed with Debit Note and payment instructions, provided that previously informed and authorized by PagSeguro, under the terms and limitations of its current policies. Travel expenses are understood as: travel, meals, insurance and lodging, as follows:

Travel Expense Policy

Daily Meals – Southeast Region**	R$ 70.00 non-cummulative
Hotel – 3-Star Executive Category
Air Transport – Cheapest ticket for the designated time
Insurance – In case of International travel
Ground transportation
Corporate taxi / Uber rate against receipt Intercity bus when applicable
Travels/Travel during business hours

**

If there is an update to the daily meal allowance in the Travel Policy, it will be communicated to the Customer by email and will be formally provided for through an amendment to this Service Agreement

Payment Terms:

•	[*****] will be issued until [*****];

[*****]  Confidential information redacted

2

•	All invoices (NFs) will be due within [*****] from the issuance date;

Remarks:

•	Taxes are already included in the amounts invoiced, namely: ISSQN (2%), PIS (0.65%), and COFINS (3%), for billing in Brazil;

•	Service invoices must be issued by the Contractor not later than the 12th of each month and will be paid in 30 ddl mode.

•	Compasso will issue the Invoices as from the unit that performs the services and may use its branches for such purpose.

•

In the event of activities outside the contracted scope and not provided for in the additional item described herein, these must be previously approved between the Client and Compasso, and will be subject to a specific Service Agreement;

•	All operations related to this contract will be billed in national currency (BRL).

•	Unless as previously notified as provided in the contract, the services described herein shall be automatically renewed under the same conditions.

•	As provided in the contract, at each 12-month period the amounts provided for herein will be monetarily adjusted to the IPCA.

Other conditions:

The other terms and conditions set forth in the above-mentioned Service Contract apply to the Services.

These are an integral part of this Service Agreement:

Attachment I – TECHNICAL/COMMERCIAL PROPOSAL PagSeguro – Squad 1 – Financial Conciliation System PS-20190725-10_v1

Attachment II – Principal´s Information Security and Data Protection

In the event of any discrepancy between the terms and conditions of this agreement and the aforementioned proposals, the provisions of this Service Agreement shall prevail.

[*****]  Confidential information redacted

3

Beginning of the Activities: As from the execution of the Service Agreement

Term: 12 months

Project Type: Dedicated SQUAD

In witness whereof, the Parties execute this SA (Service Agreement) in two (2) counterparts of the same content and form, in the presence of the undersigned witnesses.

São Paulo, August 13, 2019.

Parties:

PAGSEGURO INTERNET S.A.

By:	By:
Title:	Title:

COMPASSO TECNOLOGIA

By:	By:
Title:	Title:

Witnesses:

1.	2.
Name:	Name:
CPF No.:	CPF No.:

4

ATTACHMENT 1

TECHNICAL/COMMERCIAL PROPOSAL PagSeguro – Squad 2 – Development API PS-20190725-11_v2

5

TECHNICAL |COMERCIAL PROPOSAL

PagSeguro – Squad 2 – API Development

August 07, 2019

Proposal Number: PS-20190725-11.v2

Initial Considerations · The information contained in this document about products, services, images, graphic layouts and intellectual design is owned by COMPASSO or its respective suppliers, its duplication being permitted only for internal use of PagSeguro, and may not be used as a source of information to third parties, as well as all information provided to COMPASSO shall not be disclosed nor used in other projects, save as authorized in writing by both parties; · The content of this document includes ideas and material owned by COMPASSO and should be used solely for the assessment of this proposal; · This material may not be accessed by persons not directly related to the client and to the assessment of the proposal in question; · The same terms also apply to information obtained at meetings and in documents received with respect to the client and used by COMPASSO to prepare this proposal; · No part of this document may be reproduced in other documents and/or presentations without the express written authorization by COMPASSO. Initial Considerations · The information contained in this document about products, services, images, graphic layouts and intellectual design is owned by COMPASSO or its respective suppliers, its duplication being permitted only for internal use of PagSeguro, and may not be used as a source of information to third parties, as well as all information provided to COMPASSO shall not be disclosed nor used in other projects, save as authorized in writing by both parties; · The content of this document includes ideas and material owned by COMPASSO and should be used solely for the assessment of this proposal; · This material may not be accessed by persons not directly related to the client and to the assessment of the proposal in question; · The same terms also apply to information obtained at meetings and in documents received with respect to the client and used by COMPASSO to prepare this proposal; · No part of this document may be reproduced in other documents and/or presentations without the express written authorization by COMPASSO.

TECHNICAL PROPOSAL TECHNICAL PROPOSAL

Scope · The scope of this proposal provides for the allocation of a squad of professionals with software development profiles, acting in agile dynamics, according to the work model used by PagSeguro. · This squad of professionals will be working in the development of the API System, within the PagSeguro data environment. · The professionals who make up the squad will be acting on a full-time dedication basis. · Team allocation is during business hours, Monday to Friday, from 7 am to 7 pm (except holidays); · The team allocated to this squad will be physically acting from the Delivery Center of Passo Fundo/RS; · This team operates based on a weekly workload of 44 hours. Scope · The scope of this proposal provides for the allocation of a squad of professionals with software development profiles, acting in agile dynamics, according to the work model used by PagSeguro. · This squad of professionals will be working in the development of the API System, within the PagSeguro data environment. · The professionals who make up the squad will be acting on a full-time dedication basis. · Team allocation is during business hours, Monday to Friday, from 7 am to 7 pm (except holidays); · The team allocated to this squad will be physically acting from the Delivery Center of Passo Fundo/RS; · This team operates based on a weekly workload of 44 hours.

COMMERCIAL PROPOSAL COMMERCIAL PROPOSAL

Investment

We present below the commercial proposal based on the profiles mapped for composition of Squad 1- Financial Conciliation System.

Professional Profile	# Professional	Gross monthly value per profile
Scrum Master/AM	1		[*****]
Senior Backend Dev	2		[*****]
Full Backend Dev	1		[*****]
Senior Automation Tester	1		[*****]
Monthly Gross Value	5		[*****]

CONSIDERATIONS:

•	Amounts are stated in Reais;

•	The stated amounts include the relevant taxes levied, namely: ISSQN (2%), PIS (0.65%), Cofins (3%);

•	The above figures consider the allocation of this squad for a period of 12 months.

[*****] Confidential information redacted

Investment

Baseline							Additional Hour Value
Professional Profile	# Professionals	Base	Hours/Month	Value/hour	Monthly Investment (Baseline)		Not triggered warning		Extra hour		Night Hour 10 pm to 6 am		Extra Night Hour
Scrum Master/AM	1	DC	176	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Senior Dev Beckend	2	DC	176	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Full Beckend Dev	1	DC	176	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Senior Automation Tester	1	DC	176	[*****]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
	5		880		[*****	]

% of Hour Value	Additional Hour Value
Not triggered warning	Overtime	Night Hour 10:00 p.m. to 6:00 a.m.	Night Overtime
[*****]	[*****]	[*****]	[*****]

•	Calculation in the month following the performance of the service

•	Charging upon submission of report and approval by Principal

[*****] Confidential information redacted

Travel Policy

Travel Expense Policy

Daily Meals – Southeast Region**	[*****]
Hotel – 3-Star Executive Category	[*****]
Air Transport – Cheapest ticket for the designated time
Insurance – In case of International travel
Ground transportation
Corporate taxi / Uber rate against receipt Intercity bus when applicable
Travels/Travel during business hours

**

If there is an update to the daily meal allowance in the Travel Policy, it will be communicated to the Customer by email and will be formally provided for through an amendment to this Service Agreement

•	Calculation in the month after the trip

•	Charging upon submission of report and approval by Principal

[*****] Confidential information redacted

Commercial Conditions

•	Billing related to the monthly baseline presented here will be made from the CNPJ of Compasso Tecnologia Ltda;

•	Billing will be made [*****];

•	[*****];

•	Payment period will be [*****] from the date of issue of the invoice (NFS);

•	Values for full-time allocation of professionals listed in this proposal, working in business hours. Additional hours are subject to the additional amounts provided for in the CLT;

•	The values presented in this proposal are valid for a period of 12 months, and will be adjusted annually based on the accumulated IPCA for the period;

•

Logistics expenses for Compasso professionals working at PagSeguro headquarters will be borne by the customer and will be invoiced through a Debit Note issued by Compasso Tecnologia LTDA, in accordance with Compasso’s Expense policies;

•	The agreement terms will be become formal as from the execution of a service agreement bound to the master agreement existing between the parties;

•	This proposal is valid for 30 days from its date of issue.

[*****] Confidential information redacted

ANNEX 2 – INFORMATION SECURITY AND CONTRACTOR´S DATA PROTECTION

(SOFTWARE IMPLEMENTATION AND/OR DEVELOPMENT SERVICES CONTRACT)

1.    Protect the security and confidentiality of information of the UOL Group and its customers;

2.    Do not comment on matters related to the UOL Group or its clients outside the workplace or in the presence of people who are not directly involved with or authorized to deal with such matters;

3.    Do not access, handle, process or transmit confidential or restricted information of the UOL Group or its customers without the authorization of the person in charge for them. To understand the criteria for how information is classified, always refer to the Information Classification Policy;

4.    Access only the physical facilities of the company to which access has been granted and never share or make available access credentials;

5.    Use only network resources and cloud solutions authorized or supplied by the UOL Group for exchanging or storing information about the Group, its customers or partners;

6.    Do not exchange or store information about the UOL Group, its customers or partners through social networks, personal email, external systems and equipment or personal instant communication tools (in the latter case, unless use thereof is exclusively between professionals or employees hired by the UOL Group);

7.    Save working documents in the sharing tools provided by the UOL Group and keep working material protected from unauthorized access or viewing, and do not allow sharing of your files and folders on your computer. In case of printed media, store them inside lockable cabinets or drawers;

8.    When leaving the workstation, perform password locking of your machine, and at the end of your work activities close all applications and log off;

9.    Frequently review the documents under your custody. If they are not vital or necessary to your daily activities, discard them by using paper shredders or permanently delete unused electronic files;

10.    Do not violate copyrights, intellectual property rights, documents, files or similar regulations, including the distribution of products and the use of applications that are not properly licensed and authorized for use in the UOL Group;

11.    Use only software and hardware that are homologated, approved and provided by the UOL Group. If in doubt, refer to the Corporate Support;

12.    Be aware that any access to the internet or the corporate environment will be allowed by providing a login and password, or any other positive identification means, such as tokens (also called as “means of identification”) and other authentication devices. The means of access identification are personal, mandatory and non-transferable. Users are responsible for all their activities and personal means of identification;

13.    Adopt secure passwords for use of UOL Group systems and change them regularly;

14.    Do not remove any security controls or applications used to access UOL Group information, systems or IT resources;

15.    Be aware that any changes or interventions carried out in the production environment must be duly registered and approved in advance;

16.    Be aware that all means of communication, equipment and access to information systems made available are for strictly professional use, in interest to the UOL Group, and may be monitored;

17.    Be aware that Internet accessed content and use of e-mail are the responsibility of the professional, in compliance with all National, State and Municipal Laws, Decrees and Regulations, as well as the Security and Privacy Rules published and disclosed by the UOL Group;

18.    Do not use any UOL Group IT resources or confidential information for any illegal actions such as, but not limited to, attacks, threats, spoofing, sniffer, defacement, virus spread, worms, trojans, spyware, spam, information theft, espionage, sabotage, destruction, disclosure and alteration of unauthorized information, piracy, debugging of unauthorized code;

19.    Do not open email from unknown sources and do not execute or open attached files without prior analysis by the UOL Group antivirus application, even if the email is from a known source, as viruses may be present in these files without the sender’s knowledge;

20.    Do not install any computer resources of a type not formally authorized by the Security team on the corporate network, Internet access services, telecommunication infrastructure or wireless networks of the UOL Group;

21.    Immediately report to the UOL Group Information Security department any suspicion or identification of security breach, fraud or technical vulnerabilities through the Service Manager channel; for other questions related to the performance of professional activities, ethics and conduct, use the channel l-codigodeetica@uolinc.com;

Be aware that all information generated or transmitted through or from the UOL Group infrastructure may be monitored, intercepted, retrieved, stored and used as required by the UOL Group.

1